Exhibit 99.7

OMNIBUS AMENDMENT NO. 1

dated as of March 5, 2009

among

AMERICREDIT MTN RECEIVABLES TRUST V,

AMERICREDIT FINANCIAL SERVICES, INC.,

AMERICREDIT MTN CORP. V,

MBIA INSURANCE CORPORATION,

MERIDIAN FUNDING COMPANY, LLC,

WILMINGTON TRUST COMPANY,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

to

SECURITY AGREEMENT,

AMENDED AND RESTATED TRUST AGREEMENT

AND

SERVICING AND CUSTODIAN AGREEMENT,

each dated as of October 3, 2006

OMNIBUS AMENDMENT NO. 1, dated as of March 5, 2009 (the “Amendment”), among AMERICREDIT MTN RECEIVABLES TRUST V (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer (“AmeriCredit”), AMERICREDIT MTN CORP. V (“MTN Corp.”) MBIA INSURANCE CORPORATION, as Note Insurer (“MBIA”), MERIDIAN FUNDING COMPANY, LLC, as Purchaser (“Meridian”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as the Securities Intermediary (“Wells Fargo”), WILMINGTON TRUST COMPANY, as Owner Trustee (“Wilmington Trust Company”, and together with the Debtor, AmeriCredit, MTN Corp., MBIA, Meridian and Wells Fargo, the “Parties”), to:

(i) the Security Agreement, dated as of October 3, 2006 (as previously amended by Amendment No. 1 thereto, dated as of April 27, 2007, by Amendment No. 2 thereto, dated as of April 3, 2008, and by Amendment No. 3 thereto, dated as of October 30, 2008, the “Security Agreement”), among the Debtor, AmeriCredit, MTN Corp. and Wells Fargo;

(ii) the Servicing and Custodian Agreement, dated as of October 3, 2006 (the “Servicing and Custodian Agreement”), among AmeriCredit, the Debtor, and Wells Fargo; and

(iii) the Amended and Restated Trust Agreement, dated as of October 3, 2006 (“Trust Agreement”), among AmeriCredit, MTN Corp. and Wilmington Trust Company.

WHEREAS, Section 9.2(b) of the Security Agreement, Section 11.1 of the Trust Agreement and Section 6.7 of the Servicing and Custodian Agreement permits amendment of such agreement upon the terms and conditions specified therein;

WHEREAS, the Parties wish to amend the Security Agreement, the Trust Agreement and the Servicing and Custodian Agreement.

NOW, THEREFORE, the Parties agree that the Security Agreement, the Trust Agreement and the Servicing and Custodian Agreement are hereby amended, effective as of the date of this Amendment, as follows:

I. Amendment to Security Agreement

Section. 2. Amendments to Section 1.1 of the Security Agreement (Definitions; The Note).

(a) The definition of “Amortization Period Reserve Percentage” is deleted in its entirety and replaced with the following:

“‘Amortization Period Reserve Percentage’ means, (x) with respect to any date of determination which occurs after the commencement of the Amortization Period and prior to the seventh (7th) Remittance Date during the Amortization Period:

(i) 17.00%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is less than 10.00%.

(ii) 18.00%, if the Portfolio Net Less Ratio calculated as of the most recent Determination Date is greater than or equal to 10.00% but less than 10.50%.

(iii) 19.00%, if the Portfolio Net Less Ratio calculated as of the most recent Determination Date is greater than or equal to 10.50% but less than 11.00%.

(iv) 20.00%, if the Portfolio Net Less Ratio calculated as of the most recent Determination Date is greater than or equal to 11.00% but less than 11.50%.

(v) 21.00%, if the Portfolio Net Less Ratio calculated as of the most recent Determination Date is greater than or equal to 11.50% but less than 12.00%.

(vi) 22.00%, if the Portfolio Net Less Ratio calculated as of the most recent Determination Date is greater than or equal to 12.00%; and

(y) with respect to any date of determination occurring on and after the seventh (7 th) Remittance Date during the Amortization Period, the applicable percentage set forth in the numbered clauses (i) through (vi) in paragraph (x) above calculated with respect to the (6th) Remittance Date.”

(b) The definition of “Borrowing Base” is deleted in its entirety and replaced with the following:

“‘Borrowing Base’ means, as of any Borrowing Base Determination Date, the sum of (x) the product of (i) 87.9% and (ii) the Net Receivables Balance as of the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date plus (y) the amount on deposit in the Funding Account at the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date plus (z) the amount on deposit in the Collection Account with respect to principal at the close of business on such Borrowing Base Determination Date after taking into account all Facility Activity on such Borrowing Base Determination Date.”

(c) The definition of “Initial Reserve Percentage” is deleted in its entirety and replaced with the following:

“‘Initial Reserve Percentage’ means, with respect to any Borrowing Base Determination Date or Remittance Date:

(i) 8.00%, if both

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Delivery Date) is greater than or equal to 237.00; and

(b) the most-recently calculated Portfolio Net Loss Ratio is less than 8.50%.

(ii) 9.00%, if either

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Delivery Date) is greater than or equal to 236.00 but less than 237.00; or

(b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.50% but less than 9.00%.

(iii) 10.00%, if either

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Delivery Date) is less than 236.00; or

(b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 9.00% but less than 9.50%.

(iv) 11.00%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 9.50% but less than 10.00%.

(v) 12.00%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 10.00%”

(d) The definition of “Liquidated Receivable” is deleted in its entirety and replaced with the following:

“‘Liquidated Receivable’ means, with respect to any Settlement Period, a Receivable (i) as to which the Servicer has repossessed the Financed Vehicle and either (a) 10% or more of a Scheduled Payment on such Receivable has become 210 or more days delinquent or (b) 90 days have elapsed since the date of such repossession, (ii) as to which the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) as to which 10% or more of a Scheduled Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle or (iv) that is, without duplication, a Sold Receivable.”

(e) The definition of “Liquidation Proceeds” is deleted in its entirety and replaced with the following:

“‘Liquidation Proceeds’ means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable and, with respect to a Sold Receivable, the related Sale Amount.”

(f) The following definition of “Liquidity” is added to Section 1.1 in its proper alphabetical order:

“‘Liquidity’ means, with respect to any date, (A) unrestricted cash on such date (after giving effect to any repurchase of stock on such date) and (B) amounts available to be drawn under the credit facilities of AmeriCredit Corp. and its consolidated subsidiaries, including amounts available to be drawn hereunder, so long as AmeriCredit Corp. and its consolidated subsidiaries can satisfy all conditions precedent to borrowing such amounts under such facilities.”

(g) The definition of “Master Warehouse Facility Servicing Agreement” is deleted in its entirety and replaced with the following:

“‘Master Warehouse Facility Servicing Agreement’ means the Third Amended and Restated Sale and Servicing Agreement, dated as of October 30, 2006, by and among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit and The Bank of New York Mellon, as the same may be amended from time to time.”

(h) The following definition of “Master Warehouse Facility II Servicing Agreement” is added to Section 1.1 in its proper alphabetical order:

“‘Master Warehouse Facility II Servicing Agreement’ means the Sale and Servicing Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit and Wells Fargo Bank, National Association, as the same may be amended from time to time.”

(i) The definition of “Rapid Amortization Period” in Section 1.1 is deleted in its entirety and replaced with the following:

“‘Rapid Amortization Period’ means the period commencing on the earlier to occur of (i) the close of business on the Business Day immediately preceding the day on which a Termination and Amortization Event occurs or is deemed to have occurred or (ii) March 31, 2010, but only if AmeriCredit fails to maintain one or more committed warehouse facilities, other than any such facility provided by the Note Insurer, with aggregate commitments of at least $600 million, and ending on the later of (x) the date on which the Net Investment is reduced to zero and there are no amounts outstanding to the Note Insurer and (y) the Final Maturity Date.”

(j) The following amendments are made to the definition of “Reserve Account Required Amount” in Section 1.1:

(i) Clause (y)(i)(A) of the definition of “Reserve Account Required Amount” is deleted in its entirety and replaced with the following:

“(A) 10.00% of the Aggregate Outstanding Balance of all Receivables as of the commencement of the Amortization Period;”

(ii) The following new proviso is added to the end of clause (y) of the definition of “Reserve Account Required Amount”:

“provided, that, with respect to any date of determination which occurs after the commencement of the Amortization Period and prior to the sixth (6th) Remittance Date during the Amortization Period, and solely for purposes of calculating the “Requisite Amount” hereunder for purposes of determining whether there is a “Related Series Requisite Amount Shortfall” hereunder that is eligible to be funded by a transfer from any Related Series Spread Account to the Reserve Account, the “Reserve Account Required Amount” for such date shall be deemed to be the amount on deposit in the Reserve Account on such date following all withdrawals from, and deposits to, the Reserve Account pursuant to clauses (a) through (c) of Section 2.15 of this Agreement on such date and there shall be deemed to be no amounts that are eligible to be claimed from any Related Series Spread Account pursuant to Section 2.15(d)(v) hereof on such date.”

(k) The definition of “Revolving Period Reserve Percentage” in Section 1.1 is deleted in its entirety and replaced with the following:

“‘Revolving Period Reserve Percentage’ means, with respect to any Borrowing Base Determination Date or Remittance Date during the Revolving Period, the sum of (x) if, and only if, the Weighted Average Age of the Eligible Receivables then exceeds 180.00 days, 1.50%, plus (y) the applicable percentage set forth in the numbered clauses (i) through (v) below:

(i) 8.00%, if both

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 237.00; and

(b) the most-recently calculated Portfolio Net Loss Ratio is less than 8.50%.

(ii) 9.00%, if either

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 236.00 but less than 237.00; or

(b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.50% but less than 9.00%.

(iii) 10.00%, if either

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 234.00 but less than 236.00; or

(b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 9.00% but less than 9.50%.

(iv) 11.00%, if either

(a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is less than 234.00; or

(b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 9.50% but less than 10.00%.

(v) 12.00%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 10.00%.”

(l) The following definition of “Sale Amount” is added to Section 1.1 in its proper alphabetical order:

“Sale Amount” means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

(m) The following definition of “Sold Receivable” is added to Section 1.1 in its proper alphabetical order:

“‘Sold Receivable’ has the meaning assigned to such term in the Servicing Agreement.”

(n) The definition of “Step-Down Amount” in Section 1.1 is deleted in its entirety and replaced with the following:

“‘Step-Down Amount’ means zero for any Remittance Date occurring during the Revolving Period or during the Rapid Amortization Period; for any Remittance Date occurring during the Regular Amortization Period, the excess, if any, of (x) the excess of (i) the Aggregate Outstanding Balance of all Receivables held as Collateral as of the end of the related Settlement Period over (ii) the Net Investment outstanding on such Remittance Date, assuming that 100% of the Monthly Principal Amount (without deduction for any Step-Down Amount) were applied in reduction of the Net Investment on such Remittance Date over (y) 12.10% of the Aggregate Outstanding Balance of all Receivables held as Collateral as of the end of the related Settlement Period.”

Section. 3. Amendment to Section 2.10 of the Security Agreement (Collection Account).

(a) The following new clause (viii) is added to the end of Section 2.10:

“(viii) by the Servicer, the aggregate Sale Amounts with respect to Sold Receivables.”

Section. 4. Amendment to Section 2.11 of the Security Agreement (Funding Account).

(a) The lead-in clause to Section 2.11(e) (“On the first Remittance Date occurring during the Amortization Period,) is deleted in its entirety and replaced with the following:

“On each Remittance Date occurring during the Amortization Period,”

Section. 5. Amendment to Section 2.15 of the Security Agreement (Reserve Account; Withdrawals; Releases)

(a) Clause (y) in the Section 2.15(a)(ii) is deleted in its entirety and replaced with the following:

“on each Remittance Date, (A) the amount, if any, described in Section 2.3(a)(x) hereof on such Remittance Date, and (B) during the Revolving Period, if the amount deposited into the Reserve Account in accordance with Section 2.3(a)(x) does not cause the amount on deposit in the Reserve Account to equal the Reserve Account Required Amount, the Servicer shall deposit any shortfall into the Reserve Account on such Remittance Date.”

Section. 6. Amendments to Section 6.1 of the Security Agreement (Termination and Amortization Events).

(a) Clause (l) in Section 6.1 is deleted in its entirety and replaced with the following:

“(l) during the Revolving Period, either (1) an amount less than the related Reserve Account Deposit Amount is deposited to the Reserve Account with respect to any Receivables Delivery on a Delivery Date and the entire Reserve Account Deposit Amount has not been deposited therein by the close of business on the fifth (5th) Business Day following such Delivery or, with respect to any Remittance Date, an amount equal to the Reserve Account Required Amount has not been deposited to the Reserve Account by the close of business on any such Remittance Date, or (2) any amount is withdrawn from the Reserve Account pursuant to Section 2.3(b) and the amount of such withdrawal has not been redeposited to the Reserve Account by the close of business on the fifth (5th) Business Day following the date of the initial withdrawal; or”

(b) Clause (m) in Section 6.1 is deleted in its entirety and replaced with the following:

“(m) an unwaived event of default by AmeriCredit or AMC which continues for ten (10) or more days under any material agreement for borrowed money exceeding $5,000,000 to which any such Person is a party (including but not limited to a credit agreement or other warehouse facility); or the default by the Debtor, AmeriCredit, AMC or any Subsidiary of the Debtor or AmeriCredit in the performance of any term, provision or condition contained in any agreement (including but not limited to a credit agreement or other warehouse facility) to which any such Person is a party and under which any Indebtedness owing by the Debtor, AmeriCredit, AMC or any Subsidiary of the Debtor, AmeriCredit or AMC greater than such respective amounts was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Debtor, AmeriCredit, AMC or any Subsidiary of the Debtor, AmeriCredit or AMC greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or”

(c) Clause (n) in Section 6.1 is deleted in its entirety and replaced with the following:

“(n) (i) during any Settlement Period hereafter commencing April 1 and ending the following September 30, the average of the Portfolio Delinquency Ratios for the last day of each of the preceding three Determination Dates exceeds 5.50%, or (ii) during any Settlement Period hereafter commencing October 1 and ending the following March 31, the average of the Portfolio Delinquency Ratios for the last day of each of the preceding three Determination Dates exceeds 6.50%; or”

(d) Clause (o) in Section 6.1 is deleted in its entirety and replaced with the following:

“(o) the Portfolio Net Loss Ratio exceeds (i) on the last day of any month from and including February 28, 2009 to and including October 31, 2009, 10.00%, (ii) on the last day of any month thereafter, except during the period from January 1, 2010 to March 31, 2010, 12.00% and (iii) on the last day of any month during the period from January 1, 2010 to March 31, 2010, 12.25%; or”

(e) Clause (q) in Section 6.1 is deleted in its entirety and replaced with the following:

“(q) the Weighted Average AmeriCredit Score for all Receivables shall at any time be less than 240 or more than 7.00% of the Receivables shall have an AmeriCredit Score below 220; or”

(f) Clause (cc) in Section 6.1 is deleted in its entirety and replaced with the following:

“(cc) AmeriCredit is removed as servicer or is provided with notice of servicer non-renewal or non-extension pursuant to (i) the Master Warehouse Facility Servicing Agreement, or (ii) the Master Warehouse Facility II Servicing Agreement; or”

(g) Clause (ee) in Section 6.1 is deleted in its entirety and replaced with the following:

“(ee) the Weighted Average AmeriCredit Score for all of the Eligible Receivables held as Collateral that have Contracts that provided for 72 monthly payments is less than 240; or”

(h) Clause (gg) in Section 6.1 is deleted in its entirety and replaced with the following:

“(gg) the GAAP Portfolio Net Loss Ratio exceeds (i) on the last day of any month from and including February 28, 2009 to and including October 31, 2009, 10.00%, (ii) on the last day of any month thereafter, except during the period from January 1, 2010 to March 31, 2010, 12.00%, and (iii) on the last day of any month during the period from January 1, 2010 to March 31, 2010, 12.25%; or”

(i) Clause (ii) in Section 6.1 is deleted in its entirety and replaced with the following:

“(ii) the portion of AmeriCredit’s total committed and in good standing warehouse facilities that is insured by the Note Insurer exceeds 45%; or”

(j) The following new clause (jj) is added to Section 6.1:

“(jj) AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, have less than $70,000,000 of Liquidity on the last day of any month.”

(k) The following new clause (kk) is added to Section 6.1:

“(kk) during a Rapid Amortization Period occurring as a result of clause (ii) of the definition thereof, the Net Investment has not been reduced to zero by March 31, 2011.

II. Amendments to Servicing and Custodian Agreement

Section. 7. Amendment to Section 1.1 (Definitions) of the Servicing and Custodian Agreement.

(a) The following definition of “Minimum Sale Price” is added to Section 1.1 in its proper alphabetical order:

“‘Minimum Sale Price’ means (i) with respect to a Receivable (x) that has become 60 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of (A) 55% multiplied by the Principal Balance of such Receivable and (B) the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to this Agreement or otherwise, multiplied by the principal balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction and the Net Liquidation Proceeds for which have been deposited in the Collection Account, or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer despite the Servicer’s diligent efforts, consistent with its servicing obligations, to repossess the Financed Vehicle, $1.”

(b) The following definition of “Sold Receivable” is added to Section 1.1 in its proper alphabetical order:

“‘Sold Receivable’ means a Receivable that was more than 60 days delinquent and was sold to an unaffiliated third party by the Trust, at the Servicer’s direction, as of the close of business on the last day of a Settlement Period and in accordance with the provisions of Section 2.3(c) hereof.”

Section. 8. Amendment to Article II (Administration and Servicing of Receivables) of the Servicing and Custodian Agreement

(a) The following new clause (c) is added to the end of Section 2.3 (Realization Upon Receivables) of Article II:

“Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, AMC or the Trust to purchase from the Trust any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Trust to sell any such Receivable to the third-party purchaser; provided, that no more than 20% of the sum of the number of Receivables in the pool as of any Determination Date may be sold by the Trust pursuant to this Section 2.3(c) in the aggregate; provided further, that the Servicer may elect to not direct the Trust to sell a Receivable that has become more than 60 days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third party purchaser pursuant to this Section 2.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting Receivables to be sold to third-party purchasers which is materially adverse to the interest of the Noteholders or the Note Insurer. The Trust shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the Trust for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Sold Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.”

(b) Section 2.9 (Servicer’s Certificate) of Article II is deleted in its entirety and replaced with the following:

“No later than 5 p.m. Eastern time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trust, the Note Insurer and the Collateral Agent a Servicer’s Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as Exhibit A. Receivables purchased by the Servicer or by the Sellers, and Sold Receivables sold by the Trust, on the related Accounting Date and each Receivable which became a Defaulted Receivable or which was paid in full during the related Settlement Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer’s Certificate shall also state whether to the knowledge of the Servicer a Termination and Amortization Event or Potential Termination and Amortization Event has occurred.”

III. Amendments to Trust Agreement

Section. 9. Amendments to Section 1.1 (Capitalized Terms) of the Trust Agreement.

(a) The following definition of “Derivative Contract” is added to Section 1.1 in its proper alphabetical order.

“‘Derivative Contract’ means any ISDA Master Agreement, together with the related Schedule and Confirmation, entered into by the Trust and a Derivative Counterparty in accordance with Section 2.12, as the same may be amended or supplemented from time to time.”

(b) The following definition of “Derivative Contract Collection Account” is added to Section 1.1 in its proper alphabetical order.

“‘Derivative Contract Collection Account’ has the meaning specified in Section 2.12.”

(c) The following definition of “Derivative Counterparty” is added to Section 1.1 in its proper alphabetical order.

“‘Derivative Counterparty” means any counterparty to a Derivative Contract as provided in Section 2.12.”

Section. 10. Amendments to Article II of the Trust Agreement

(a) A following new clause (vii) is added to Section 2.3(a) (Purposes and Powers) and the other subclauses are renumbered accordingly:

“(vii) at the direction of AmeriCredit and subject to the requirements set forth in Section 2.12 hereof, to enter into Derivative Contracts for the benefit of the Certificateholders;”

(b) The following new Section 2.12, entitled “Derivative Contracts” is added to the end of Article II:

“Section 2.12. Derivative Contracts

(a) The Trust, at the direction of AmeriCredit, shall execute and deliver Derivative Contracts in such form as AmeriCredit shall approve, as evidenced conclusively by the Trust’s execution thereof, such Derivative Contracts being solely for the benefit of the Certificateholder; provided, however, that neither the execution and delivery of any such Derivative Contract nor the consummation of any transaction contemplated thereunder shall give rise to a non-exempt prohibited transaction described in Section 406 of ERISA or 4975(c)(1) of the Code. Any such Derivative Contract shall constitute a fully prepaid agreement. Any acquisition of a Derivative Contract shall be accompanied by (i) an Opinion of Counsel addressed to the Derivative Counterparty provided by, and at the expense of, AmeriCredit to the effect that the existence of the Derivative Contract will not cause the Trust to be characterized as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (ii) the prior written consent of the Insurer to the acquisition of such Derivative Contract, such consent not to be unreasonably withheld;. Prior to the acquisition of any Derivative Contracts by the Trust, the Trust at the direction and expense of AmeriCredit, shall establish and maintain in its own name an Eligible Deposit Account (the “Derivative Contract Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust on behalf of the Certificateholder. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be deposited into the Derivative Contract Collection Account for distribution to the Certificateholder on the Remittance Date following receipt thereof by the Trust in accordance with Section 2.3(a) of the Security Agreement.

(b) No Derivative Contract shall provide for any payment obligation on the part of the Trust. Each Derivative Contract must (i) contain a non-petition covenant from the Derivative Counterparty, (ii) limit payment dates thereunder to Remittance Dates and (iii) contain a provision limiting any cash payments due to the Derivative Counterparty under such Derivative Contract solely to payments made upon the execution of the Derivative Contract in accordance with subclause (a) above that are paid from amounts on deposit in the Collection Account that are available to make payments to the Certificateholder on such Remittance Date in accordance with Section 2.3(a) of the Security Agreement.

(c) In addition to the requirements contained in subclause (a) above, each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Collection Account at least one Business

Day prior to the related Remittance Date, (ii) provide that in the event of the occurrence of a Termination and Amortization Event, such Derivative Contract shall terminate upon the direction of a majority percentage interest of the Certificateholders, and (iii) prohibit the Derivative Counterparty from “setting-off” or “netting” other obligations of the Trust and its Affiliates against such Derivative Counterparty’s payment obligations thereunder.”

Section. 11. Separate Counterparts.

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section. 12. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

Section. 13. Binding Effect; Ratification of Security Agreement.

(a) This Amendment shall become effective in accordance with Section 14 below, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement, the Trust Agreement and the Servicing and Custodian Agreement, as applicable, and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement, Trust Agreement or Servicing and Custodian Agreement, shall mean and be a reference to the Security Agreement, the Trust Agreement or the Servicing and Custodian Agreement, as applicable, as amended hereby.

(c) Except as expressly amended hereby, all provisions of each of the Security Agreement, the Trust Agreement and the Servicing and Custodian Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

Section. 14. No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Debtor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Debtor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Debtor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Debtor under this Amendment or any other related documents.

Section. 15. Effectiveness of Amendment. This Amendment will be effective only upon the following conditions:

(a) the execution by the parties hereto;

(b) AmeriCredit has paid the fees specified in the Amendment Fee Letter, dated as of March 5, 2009, among AmeriCredit, MBIA and Meridian;

(c) AmeriCredit has entered into (i) the Omnibus Amendment, dated as of March 5, 2009 by and among AmeriCredit Master Trust, AmeriCredit, AmeriCredit Funding Corp. VII, The Bank of New York Mellon, Wells Fargo Bank, National Association, Deutsche Bank Trust Company Americas, Deutsche Bank AG, New York Branch, the Class A Purchasers parties hereto, the Class B Purchasers parties hereto and Class C Purchasers parties hereto, and (ii) the Sale and Servicing Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, AmeriCredit and Wells Fargo Bank, National Association and the other Basic Documents (as such term is defined in Annex A to such Sale and Servicing Agreement); and

(d) satisfaction of any other requirements set forth in Section 9.2(b) of the Security Agreement, Section 11.1 of the Trust Agreement and Section 6.7 of the Servicing and Custodian Agreement.

Section. 16. Instruction to Owner Trustee. MBIA hereby instructs the Collateral Agent, as the Class B Certificateholder, to instruct the Owner Trustee, on behalf of the Debtor, to sign this Amendment. The Collateral Agent, as Class B Certificateholder, hereby instructs the Owner Trustee, on behalf of the Debtor, to sign this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT MTN RECEIVABLES TRUST V

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Debtor

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., Individually and as Servicer

By:
Name:
Title:

AMERICREDIT MTN CORP. V,

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Note Insurer

By
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as the Securities Intermediary

By
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By
Name:
Title:

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